SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) April 22, 2003
                                                          --------------

                        CollaGenex Pharmaceuticals, Inc.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                    0-28308                 52-1758016
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(State or Other Jurisdiction  (Commission File Number)     (IRS Employer
    of Incorporation)                                    Identification No.)


41 University Drive, Newtown, Pennsylvania                             18940
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(Address of Principal Executive Offices)                            (Zip Code)


                                 (215) 579-7388
                        ---------------------------------
                         (Registrant's telephone number,
                              including area code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED PURSUANT TO ITEM 12, "DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

      On April 22, 2003, CollaGenex Pharmaceuticals, Inc. (the "Company") announced its financial results for the quarter ended March 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

      In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits.
            ---------

        Exhibit No.   Description
        -----------   -----------

           99.1 Press release of CollaGenex Pharmaceuticals, Inc., dated April 22, 2003.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    COLLAGENEX PHARMACEUTICALS, INC.



                                    By: /s/ Nancy C. Broadbent
                                        ----------------------------
                                        Nancy C. Broadbent
                                        Chief Financial Officer
                                        (Principal Financial Officer)


Date:  April 22, 2003